BYLAWS OF ADVANCED WIRELESS SYSTEMS, INC.


                       ARTICLE ONE OFFICES

                        Registered Office

1.01. The registered office of the corporation is located at CT CORPORATION, 2000 Interstate Park Drive, Suite 204, Montgomery, Alabama 36109.

                        Registered Agent

1.02. The name of the registered agent of the corporation at such address is The Corporation Company, 2000 Interstate Park Drive, Suite 204, Montgomery, Alabama 36109.

                        Principal Office

1.03. The principal office for the transaction of the business of this corporation is located at 4123-A Government Blvd., Unit 1, Mobile, AL 33693. The Board of Directors has full power and authority to change the principal office from one location to another by noting the changed address and the effective date below:

______________________________________   Dated:  __________________

______________________________________   Dated:  __________________

______________________________________   Dated:  __________________

                          Other Offices

1.04. The corporation may also have offices at such other places, within or outside the State of Alabama, where the corporation is qualified to do business, as the Board of Directors may from time to time designate, or the business of the corporation may require.


                  ARTICLE TWO SHAREHOLDERS' MEETINGS

                        Place of Meetings

2.01. Meetings of shareholders shall be held at any place within or without the State of Alabama designated by the by the Board of Directors pursuant to authority hereinafter granted to the Board, or by the written consent of all persons entitled to vote thereat. In the absence of any such designation, shareholders, meetings shall be held at the Principal office of the corporation. Any meeting is valid wherever held if held by the written consent of all the persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the corporation.
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             Time of Annual Meeting--Business Transacted

2.02.  The annual meetings of the shareholders shall be held each year at 9:
00 on the First Monday of January. If this day falls on a legal holiday, the annual meeting shall be held at the same time on the next following business day. At such meetings directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the powers of the shareholders.

                 Failure to Hold Annual Meeting

2.03. If, within any 13-month period, an annual meeting of shareholders is not held, any shareholder may apply to any court of competent jurisdiction in the county in which the principal office of the corporation is located for a summary order that an annual meeting be held.

                     Conduct of Meetings

2.04. At every meeting of the shareholders, the President, or, in the President's absence, a Vice President designated by the President, or, in the absence of such designation, any other person chosen by a majority of the shareholders of the corporation present in person or by proxy and entitled to vote, shall act as chairman of the shareholders' meeting. The Secretary of the corporation, or, in the Secretary's absence, an Assistant Secretary, shall act as Secretary of all meetings of the shareholders. In the absence of the Secretary of Assistant Secretary, the chairman may appoint another person to act as Secretary of the meeting.

                      Action Without Meeting

2.05. Any action that, under any provision of the Alabama Business Corporation Act, may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing signed by all of the persons who would be entitled to vote on that action at a meeting, and filed with the Secretary of the corporation. Any such signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

                        Telephone Meetings

2.06. Subject to the notice provisions required by these bylaws and by the Business Corporation Act, shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating can hear each other. Participation in such a meeting shall constitute presence in person at such meeting, except participation for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or coined.

                        Notice of Meetings

2.07. (1) Notice of all meetings of shareholders shall be given in writing to shareholders entitled to vote by the President or Secretary or by the officer or person calling the meeting, or, in case of that person's neglect or refusal, or if there is no person charged with the duty of giving notice, by any director or shareholder. The notice shall be given to each shareholder, either personally or by prepaid mail, addressed to the shareholder at his address as it appears on the transfer books of the corporation.
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                         Time of Notice

       (2) Notice of any meeting of shareholders shall be sent to each shareholder entitled thereto not less than ten nor more than sixty days before the meeting, except in the case of a meeting for the purpose of approving a merger or consolidation agreement, in which case the notice must be given not less than twenty days prior to the date of the meeting.

                        Contents of Notice

       (3) Notice of any meeting of shareholders shall specify the place, date, and hour of the meeting. The notice shall also specify the purpose of the meeting if it is a special meeting, or if its purpose, or one of its purposes, will be to consider a proposed amendment of the articles of incorporation, to consider a proposed reduction of stated capital without amendment, to consider a proposed merger or consolidation, to consider a voluntary dissolution or the revocation of a voluntary dissolution by act of the corporation, or to consider a proposed disposition of all, or substantially all, of the assets of the corporation outside of the ordinary course of business.

                    Notice of Adjourned Meeting

       (4) When a shareholders, meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty days, it is not necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which the adjournment is taken.

                        When Notice Excused

       (5) Any notice required to be given to a shareholder under any provision of the Business Corporation Act or the articles of incorporation or the bylaws need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period have been mailed to that shareholder, addressed at his or her address as shown on the records of the corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given and, if the action taken by the corporation is reflected in any articles or document filed with the Secretary of State, those articles or that document may state that notice was duly given to all persons to whom notice was required to be given. If such a person delivers to the corporation a written notice setting forth his or her then current address, the requirement that notice be given to that person shall be reinstated.

                        Waiver of Notice

2.08. Any notice required by law or by these bylaws may be waived by execution of a written waiver of notice executed by the person entitled to the
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notice.  The waiver may be signed before or after the time stated in the notice.

                Persons Entitled to Call Special Meetings

2.09. (1) Special meetings of the shareholders, for any purpose whatsoever, may be called at any time by any of the following:

            (a)  the President;
            (b)  the Board of directors;
            (c) the holders of at least One percent of all the shares entitled to vote at the proposed special meeting;

       (2) Any person or persons entitled under Subparagraph (1) above to call a special meeting of shareholders may do so only by written request sent by registered mail or delivered in person to the President or Secretary. The officer receiving the written request shall within ten days from the date of its receipt cause notice of the meeting to be given in the manner provided in Paragraph 2.07 of these Bylaws to all shareholders entitled to vote at the meeting. If the officer does not give notice of the meeting within ten days after the date of receipt of the written request, the person or persons calling the meeting may fix the time of meeting and give the notice in the manner provided in Paragraph 2.07 of these Bylaws. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time ordate when a meeting of shareholders called by action of the Ecard of Directors may be held.

                      Quorum of Shareholders

2.10. (1) The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting constitutes a quorum for the transaction of business.

               Adjournment for Lack or Loss of Quorum

       (2) In the absence of a quorum or the withdrawal of enough shareholders to leave less than a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but no other business may be transacted.

              Determination of Eligible Shareholders

2.11.  (1)   For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive distribution (other than a purchase or redemption of any of the corporation's shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the share transfer books shall be closed for a stated period not to exceed, in any case, sixty days. If the transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least ten days immediately preceding such meeting.
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             Record Date for Determination of Shareholders

       (2) In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the action requiring that determination of shareholders is to be taken.

        Date of Notice or Resolution for Dete=ination of Shareholders

      (3) If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the ]Board of Directors declaring the distribution or share dividend is adopted, as the case may be, is the record date for determination of shareholders.

                                  Adjourned Meetings

       (4) When any determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Paragraph, that determination shall apply to any adjournment thereof except when the determination has been made through closing of the transfer books and the stated period of closing has expired, in which case the Board of Directors shall make a new determination as hereinbefore provided.

                  Distributions Held in Suspense or Paid into Escrow

        (5) Distributions of cash or property (tangible or intangible) made or payable by the corporation, whether in liquidation or from earnings, profits, assets, or capital, including all distributions that were payable but not paid to the registered owner of the shares, his or her heirs, successors, or assigns but that are now being held in suspense by the corporation or that were paid or delivered by the corporation into an escrow account or to a trustee or custodian, shall be payable by the corporation, escrow agent, trustee, or custodian to the person registered as owner of the shares in the corporation's stock transfer books as of the record date determined for that distribution as provided in Paragraph 2. 11, or to his or her heirs, successors, or assigns. The person in whose name the shares are or were registered in the stock transfer books of the corporation as of the record date shall be deemed to be the owner of the shares registered in his or her name at the time. Neither the corporation nor any of its Directors, officers, or agents shall be under any liability for making such a distribution to a person in whose name shares were registered in the stock transfer books as of the record date or to the heirs, successors, or assigns of that person, even though the person, or his or her heirs, successors, or assgns, may not possess a certificate for shares.
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                                     Voting List

2.12. At least ten days before each meeting of shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at that meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be kept on file at the Principal office of the corporation for a period of ten days prior to the meeting, and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject, during the whole time of the meeting, to the inspection of any shareholder. The original share transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. However, failure to prepare and to make the list available in the manner provided above shall not affect the validity of any action taken at the meeting.

                                  Votes Per Share

2.13. Each outstanding share, regardless of class, shall be entitled to One vote on each matter submitted to a vote at a meeting of shareholders.

                       Number of Votes Necessary to Take Action

2.14. The vote of the holders of a majority of the shares entitled to vote and represented at a meeting at which a quorum is present shall be the act of the shareholders, meeting.

                             Voting by Voice and Ballot

2.15. Elections for Directors need not be by ballot unless a shareholder demands election by ballot at the election and before the voting begins.

2.16. (1) Shares standing in the name of another corporation, domestic or foreign (including a foreign corporation without a permit to do business in the state of Alabama), may be voted by that officer, agent, or proxy as the bylaws of that other corporation may authorize, or in the absence of such authorization, as the board of directors of that corporation may determine.

            Administrators, Executors, Guardians, and Conservators as
                                     Shareholders

        (2) Shares held by an administrator, executor, guardian, or conservator may be voted by that person without a transfer of the shares into his or her name, provided those shares form a part of the estate and are in the possession of that person. The shares may be voted either in person or by proxy.

                              Trustees as Shareholders

        (3) Shares standing in the name of a trustee may be voted by that trustee, either in person or by proxy, but only if the shares to be voted are in his name as trustee.
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                              Receivers as Shareholders

        (4) Shares standing in the name of a receiver may be voted by that receiver. Shares held by or under the control of a receiver may be voted by that receiver without the transfer thereof into his or her name if authority to do so is contained in an appropriate order of the court by which that receiver was appointed.

                                  Pledged Shares

        (5) A shareholder whose shares are pledged shall be entitled to vote those shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the transferred shares.

                                      Proxies

2.17. A Shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of (1) a pledgee; (2) a person who purchased or agreed to purchase, or owns or holds an option to purchaze, the shares; (3) a creditor of this corporation who extended it credit under terms requiring the appointment; (4) an employee of this corporation whose employment contract requires the appointment; or (5) a party to a voting agreement created under Article 2.30 of the Business Corporation Act and Paragraph 2.20 of these bylaws.

                                     Voting Trusts

2.18. Any number of shareholders of this corporation may create a voting trust for the purpose of conferring upon trustees the right to vote or otherwise represent their shares. The members of the voting trust must enter into a written voting trust agreement transferring their shares to the trustees, and specifying the terms and conditions of the voting trust. A counterpart of the agreement must be deposited at this corporation's registered office. The counterpart of the agreement will be subject to the same right of examination by any shareholder of the corporation, in person or by agent or attorney, as the rest of the books and records of the corporation, and will be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

                                    Voting Agreement

2.19. Any number of shareholders of this corporation may enter into a voting agreement in writing for the purpose of voting their shares as a unit, in the manner prescribed in the agreement, on any matter submitted to a vote at any shareholders' meeting. A counterpart of the agreement must be deposited at this corporation's principal office. The counterpart of this agreement will be subject to the same right of examination by any shareholder of the corporation, in person or by agent or attorney, as the rest of the books and records of the corporation. Each certificate representing shares held by the parties to the agreement shall contain a statement that the shares represented
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by the certificate are subject to the provisions of a voting agreement, a counterpart of which has been deposited with the corporation at its principal office.

2.20.  Appointment of Inspectors of Election

2.21. (1) In advance of any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at that meeting or any adjournment thereof. If inspectors of election are not appointed, the chairman on the request of any shareholder or shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the person acting as chairman.

                            Duties of Inspectors

       (2) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies. The inspectors shall also receive votes, ballots, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine the result, and to such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical.

                              Vote of Inspectors

       (3) If there are three inspectors of election the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all.

                             Report of Inspectors

       (4) On request of the chairman of the meeting or of any shareholder or his proxy the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them is prima facie evidence of the facts stated therein.


                            ARTICLE THREE DIRECTORS

                               Directors Defined

3.01. "Directors," when used in relation to any power or duty requiring collective action, means "Board of Directors."
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                                    Powers

3.02. The business and affairs of the corporation and ail corporate powers shall be exercised by or under authority of the Board of Directors, subject to limitation imposed by the Alabama Business Corporation Act, the articles of incorporation, or these bylaws as to action that requires authorization or approval by the shareholders.

                              Number of Directors

3.03.  Directors, who shall be divided in 3 (Three) classes.  There shall be 1
(one) Directors in the first class, who shall hold office until the first annual meeting of shareholders after thier election and until their successors are elected and qualified; there shall be 2 (two) Directors in the second class, who shall hold office until the second annual meeting of shareholders after thier election and until their successors are elected and qualified; there shall be 3 (three) Directors in the third class, who shall hold office until the third annual meeting of shareholders after election and until their successors are elected and qualified.

                                 Term of Office

3.04. The Director named in the articles shall hold office until the first annual meeting of shareholders and until his or her successors are elected and qualified, either at an annual or a special meeting of shareholders. Directors, other than those named in the articles, shall hold office until the next annual meeting and until their successors are elected and qualified.

3.05. (1) Vacancies on the Board of Directors shall exist in the case of the occurrence of any of the following events: (a) the death, resignation, or removal of any Director; (b) the authorized number of Directors is increased; or (c) at any annual, regular, or special meeting of shareholders at which any Director is elected, the shareholders fail to elect the full authorized number of Directors to be voted for at that meeting.

                                Declaration of Vacancy

       (2) The Board of Directors may declare vacant the office of a Director in either of the following cases: (a) if the director is adjudged incompetent by an order of court, or finally convicted of a felony; or (b) if within sixty
(60) days after notice of election, the director does not accept the office either in writing or by attending a meeting of the Board of Directors.

                          Filling Vacancies by Directors

        (3) Vacancies other than those caused by an increase in the number of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until his successor is elected at an annual, regular, or special meeting of the shareholders.

                         Filling Vacancies by Shareholders

      (4) Any vacancy caused by an increase in the number of Directors shall be filled by the shareholders at an annual meeting or at a special meeting called for that purpose. The shareholders may also elect a Director at any
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time to fill any vacancy not filled by the Directors.  If the Board of
Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the shareholders may elect a successor to take office when the resignation becomes effective.

                   Reduction of Authorized Number of Directors

       (5) A reduction of the authorized number of Directors shall not remove any Director prior to the expiration of that Director's term of office.

                             Removal of Directors

3.06. The entire Board of Directors or any individual Director may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of Directors. No director may be removed except at an election of the class of Directors of which he is a part. If any or all directors are so removed, new Directors may be elected at the same meeting. Whenever a class or series of shares is entitled to elect one or more Directors under authority granted by the articles, the provisions of this Paragraph apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

                              Place of Meetings

3.07. Regular meetings of the Board of Directors shall be held at any place within or without the state of Alabama that may be designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the Principal office of the corporation. Special meetings of the Board may be held either at a place so designated or at the Principal office. Any regular or special meeting is valid, wherever held, if held on written consent of all members of the Board given either before or after the meeting and filed with the Secretary of the corporation.

                                Regular Meetings

3.08. (1) Regular meetings of the Board of Directors shall be held at 10:00 on the First Monday of each month, or at such other time and place as shall from time to time be determined by the Board.

                             Call of Regular Meetings

       (2) All regular meetings of the Board of Directors of this corporation shall be called by the President, or, if he is absent or is unable or refuses to act, by any Vice President or by any two Directors.

                           Notice of Regular Meetings

       (3) Written notice of the time and place of the regular meetings of the board of directors shall be delivered personally to each Director, or sent to each Director by mail or by other form of written communication at least seven days before the meeting. If the address of a Director is not shown on the records and is not readily ascertainable, notice shall be addressed to that director at the city or place in which the meetings of the Directors are
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regularly held.  Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

            Validation of Meeting Defectively Called or Noticed

     (4) The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though made at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a Director at a meeting shall constitute a waiver of notice of the meeting, unless the express purpose of the attendance is to present the objection that the meeting is not lawfully called or convened.

                          Call of Special Meeting

3.09. (1) Special meetings of the Board of Directors of this corporation shall be called by the President, or, if he is absent or is unable or refuses to act, by any Vice President or by any two Directors.

                          Notice of Special Meeting

      (2) Written notice of the time, place, and purpose of special meetings of the Board of Directors shall be delivered personally to each Director, or sent to each Director by mail or by other form of written communication, at least seven days before the meeting. If the address of a Director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the Directors are regularly held. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

                                     Quorum

3.10. A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business.

                                  Majority Action

3.11. Every act or decision done or made by a Simple percent majority of the Directors present at any duly held meeting at which a quorum is present is an act of the Board of Directors. Each Director who is present at a meeting will be deemed to have assented to any action taken at such meeting uniess the Director's dissent to the action is entered in the minutes of the meeting, or unless the Director shall file a written dissent thereto with the Secretary of the meeting or shall forward that dissent by registered mail to the Secretary of the corporation immediately after the meeting.
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                    Action by Consent of Board Without Meeting

3.12. Any action required or permitted to be taken by the Board of Directors under any provision of the Alabama Business Corporation Act may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to the action. The written consent or consents shall be filed with the minutes of the proceedings of the Board. Any action by written consent shall have the same force and effect as a unanimous vote of those consenting Directors. Any certificate or other document filed under any provision of the Alabama Business Corporation Act that relates to action so taken shall state that the action was taken by unanimous written consent of the Board of Directors without a meeting and that these bylaws authorize the Directors to so act, and that statement shall be prima facie evidence of such authority.

                                Adjournment

3.13.  (1)   In the absence of a quorum a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board.

                         Notice of Adjourned Meeting

      (2) Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

                              Conduct of Meetings

3.14. At every meeting of the Board of Directors, the Chairman of the Board of Directors, if there is such an officer, and if not, the President, or in the President's absence, a Vice President designated by the President, or in the absence of such designation, a chairman chosen by a majority of the Directors present, shall preside. The Secretary of the corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the chairman may appoint any person to act as Secretary of the meeting.

                               Telephone Meetings

3.15. Subject to the provisions for notice required by these Bylaws and the Business Corporation Act for notice of meetings, Directors may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in the meeting shall constitute presence in person at the meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   Compensation

3.16. Directors shall receive such compensation for their services as Directors as shall be determined from time to time by resolution of the Board. Any Director may serve the corporation in any other capacity as an officer, agent, employee, or otherwise and receive compensation therefor.
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                       Indemnification of Directors and Officers

3.17. The Board of Directors shall authorize the corporation to pay or reimburse any present or former director or officer of the corporation any costs or expenses actually and necessarily incurred by that officer in any action, suit, or proceeding to which the officer is made a party by reason of holding that position, provided, however, that the officer shall not receive indemnification if he or she is finally adjudicated therein to be liable for negligence or misconduct in office. The indemnification herein provided shall also extend to good faith expenditures incurred in anticipation of, or preparation for, threatened or proposed litigation. The Board of Directors may, in proper cases, extend the indemnification to cover the good faith settlement of any such action, suit, or proceeding, whether formally instituted or not.

                Insurance or Other Arrangement on Directors, Officers, or
                                        Employees

3.18. The corporation may purchase and maintain insurance or other arrangement on behalf of any person who is or was a Director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under Business Corporation Act Article 2.02-1. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders. Without limiting the corporation's power to procure or maintain any kind of insurance or other arrangement, the corporation may, for the benefit of persons it has indemnified, (1) create a trust fund; (2) establish any form of self-insurance;
(3) secure its indemnity obligation by grant of a security interest or other lien on the corporation's assets; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the corporation or with any insurer or other person deemed appropriate by the Board of directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive, and the insurance or arrangement to liability, on any ground, regardless of whether Directors participating in the approval are beneficiaries of the insurance or arrangement.

                              Interested Directors

3.19. Any contract or other transaction between the corporation and any of its Directors (or any corporation or firm in which any of its Directors is directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of that Director at the meeting during which the contract or transaction was authorized, and notwithstanding the Director's participation in that meeting. The foregoing shall apply only if the interest of each Director is known or disclosed to the Board of Directors and the Board nevertheless authorizes or ratifies the contract or transaction by a majority of the Directors present. Each interested Director is to be counted in determining whether a quorum is present, but not in calculating the majority necessary to carry the vote. The foregoing shall also apply only if the contract or transaction is just and reasonable to the corporation at the time it is authorized and ratified. this section shall not be construed to invalidate any contract or transaction that would be valid in the absence of this paragraph.

                   Board Committees--Authority to Appoint

3.20. (1) The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate an executive committee and one or more other committees to conduct the business and affairs of the corporation, to the extent authorized by the resolution. The Board of Directors, by a majority vote, shall have the power at any time to change the powers and members of any committees to fill vacancies, and to dispose of any committee. Members of any committee shall receive such compensation as the Board of directors may from time to time provide. The designation of any committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                  Authority of Executive and Other Conanittees

      (2) Any committee referred to in Section 3.20, above, to the extent provided by resolution, shall have all the authority of the Board, except with respect to the following:

           (a)     Amending the Articles of Incorporation;
           (b)     Approving a plan of merger or consolidation;
           (c) Recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual course of its business;
           (d) Recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof;
           (e) Amending, altering, or repealing these Bylaws or adopting new Bylaws;
           (f) Filling vacancies in the Board of Directors or any committee of the Board;
           (g) Filling any directorship to be filled by reason of an increase in the number of directors;
           (h) Electing or removing officers or members of any Board committee;
           (i)     Fixing the compensation of any member of any Board committee;
           (j) Altering or repealing any resolution of the Board of Directors that by its terms provides that it shall not be so amended or repealed; and

           (k) Authorizing the issuance of shares of the corporation or declaring a dividend, unless a resolution of the Board of Directors, or the Articles of Incorporation or Bylaws expressly authorize these actions.


                                ARTICLE FOUR OFFICERS

                                   Number and Titles

4.01. The officers of the corporation shall be a President, a Vice President, a Secretary and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Paragraph 4.03 of this Article. One person may hold two or more offices.

                                       Election

4.02. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Paragraph 4.03 or Paragraph
4.05 of this Article, shall be chosen annually by the Board of Directors, and each shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve, or a successor shall be elected and qualified.


                                  Subordinate Officers

4.03. The Board of Directors may appoint such other officers or agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.
The Board of Directors may delegate to any officer or committee the power to appoint any subordinate officers, committees, or agents, to specify their duties, and to determine their compensation.

                                 Removal and Resignation

4.04.Any officer may be removed, either with or without cause, by a majority of the Directors, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any committee or officer upon whom that power of removal may be conferred by the Board of Directors, provided, however, that the removal shall be without prejudice to the contract rights, if any, of the person removed. Any of'Licer may resign at any time by giving written notice to the Bcard of Directors, the President, or the Secretary of the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of that resignation shall not be necessary to make it effective.

                                    Vacancies

4.05. If the office of the President, Secretary, Treasurer, Assistant Secretary (if any), or Assistant Treasurer, (if any) becomes vacant by reason of death, resignation, removal, or otherwise, the Board of Directors shall elect a successor who shall hold office for the unexpired term, and until a successor is elected.


                              Chairman of the Board

4.06. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of ]Directors and exercise and perform such other powers and duties as may be from time to time assigned to the Chairman by the Board of directors or prescribed by the bylaws.


                                    President

4.07. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation, and shall have the general powers and duties as may be prescribed by the Board of Directors or the bylaws. Within this authority and in the course of his duties the President shall:


                                  Conduct Meetings

      (1) Preside at all meetings of the shareholders and in the absence of the Chairman of the Board, or, if there is nune, at all meetings of the Board of Directors, and shall be ex officio a member of all the standing committees, including the executive committee, if any.


                              Sign Share Certificates

      (2) Sign all certificates of shares of the corporation, in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors. The President's signature on the certificates may be facsimile if the certificates are countersigned by a transfer agent or registered by a registrar, neither of which is the corporation itself or any employee of the corporation.

                                Execute Instruments

      (3) When authorized by the Board of Directors or required by law, execute, in the name of the corporation deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing, and, unless the Board of Directors shall order otherwise by resolution, make such contracts as the ordinary conduct of the corporation's business may require.

                               Hire and Fire Employees

      (4) Appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees, and clerks of the corporation other than the duly appointed officers, subject to the approval of the Board of Directors, and control, subject to the direction of the Board of Directors, all of the officers, agents, and employees of the corporation.

                           Meetings of Other Corporations

      (5) Unless otherwise directed by the Board of Directors, attend all meetings of the shareholders of any corporation in which this corporation holds stock, and act and vote on behalf of the corporation at those meetings. The President may attend in person or by substitute appointed by the President or Vice President and the Secretary or Assistant Secretary.

                                 Vice President

4.08. In the absence or disability of the President, the vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws.

                                      Secretary

4.09.  The Secretary shall:

                               Sign Share Certificates

      (1) Sign, with the President or a Vice President, certificates for shares in the corporation. An Assistant Secretary may sign the certificates instead of the Secretary. The Secretary's signature on the certificates may be facsimile if the certificates are countersigned by a transfer agent or registered by a registrar, neither of which is the corporation itself or any employee of the corporation.

                                      Bylaws

      (2) Attest and keep at the principal office of the corporation the original or a copy of these Bylaws as amended or otherwise altered to date.

                              Articles of incorporation

       (3) Keep the original or a copy of the Articies of Incorporation, certified by the secretary of state, with all amendments thereof to date in the minute book.

                              Minutes of Meetings

       (4) Keep at the principal office of the corporation or such other place as the Board of Directors may order, a book of minutes of all meetings of its Directors and Shareholders, executive committee, and other committees. The minutes shall show the time and place of the meeting, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares or member present or represented at shareholders, meetings. and the proceedings thereof.


                                    Notices

      (5) See that all notices are duly given in accordance with the provisions of these Bylaws or as required by the law. In case of the absence or disability of the Secretary, or the Secretary's refusal or neglect to act, notice may be given and served by an Assistant Secretary or by the President or Vice President or by the Board of Directors.

                         Custodian of Records and Seal

      (6) Be custodian of the records and of the seal of the corporation and see that it is engraved, lithographed, printed, stamped, impressed upon, or affixed to all certificates for shares prior to their issuance and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws.


                           Sign or Attest Documents

      (7) Sign or attest any documents as required by law or the business of the corporation and affix the corporate seal to instruments when necessary or proper.


                                 Share Register

      (8) Keep at the principal office of the corporation a share register or duplicate share register showing the names of the shareholders and their addresses; the number, date of issue, and class of shares represented by each outstanding share certificate; and the number and date of cancellation of each certificate surrendered fir cancellation.

                              Reports and Statements


      (9) See that the books, reports, statements, certificates, and all other documents and records required by law are properly kept and filed.


                                 Exhibit Records

       (10) Exhibit at all reasonable times to any Director, on written demand stating the purpose thereof of any person who has been a shareholder of record for at least six months immediately preceding the demand or who is the holder of record of at least
              5 percent of all of the outstanding shares of the corporation, the bylaws, the share register, and minutes of proceedings of the shareholders and Directors of the corporation.


                                    Other Duties

      (11) In general, perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned to him or her by the Board of Directors.


                                Absence of Secretary


      (12) In case of the absence or disability of the Secretary or the Secretary, or if there be none, the Treasurer, acting as Assistant Secretary, may perform all of the functions of the Secretary. In the absence or inability to act, or refusal or neglect to act of the Secretary, Assistant Secretary, and Treasurer any person thereunto authorized by the President or Vice President or by the Board of Directors may perform the functions of the Secretary.

                                 Assistant Secretary

4.10. At the request of the Secretary, or in the Secretary's absence or disability, the Assistant Secretary, designated as set fourth in preceding Subparagraph 4.10 (12) of these bylaws shall perform all the duties of the Secretary, and when so acting, the Assistant Secretary shall have all the powers of, and be subject to all the restrictions on, the Secretary. The Assistant Secretary shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors or the Secretary.

                                     Treasurer

4.11.    The Treasurer shall:

                            Funds - Custody and Deposit

      (1) Have charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all funds in the name of the corporation in those banks, trust companies, or others depositories that shall be selected by the Board of Directors.

                                 Funds - Receipt

      (2) Receive, and give receipt for, moneys due and payable to the corporation from any source whatever.


                                 Funds - Disbursements


      (3) Disburse or cause to be disbursed the funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for those disbursements.


                                  Maintain Accounts


      (4) Keep and maintain adequate and correct accounts of the corporations's properties and business transactions including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, paid-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account.

                                   Exhibit Records

      (5) Exhibit at all reasonable times the books account and records to any Director on application, or to any person who has been a shareholder of record for at least six months immediately preceding his demand or who is the holder of record of at least 5 percent of all the outstanding shares of the corporation, on written demand stating the purpose thereof, during business hours at the office of the corporation where such books and records are kept.

                           Reports to President and Directors

      (6) Render to the President and Directors, whenever they request it, an account of all his or her transaction as Treasurer and of the financial condition of the corporation.

                             Financial Report to Shareholders

      (7) Prepare, or cause to be prepared, and certify the financial statements to be included in the annual report to shareholders and statements of the affairs of the corporation when requested by shareholders holding at least 10 percent of the number of outstanding shares of the corporation.

                                      Bond

      (8) If required by the Board of Directors or the President, give the corporation a bind to assure the faithful performance of the duties of the Treasurer's office and the restoration to the corporation of all corporate books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or control, in case of the Treasurer's death, resignation, retirement or removal from office. Such a bond must be in a sum satisfactory to the Board of Directors, with one or more sureties or a surety company satisfactory to the Board of Directors.


                                      Other Duties

      (9) In general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Board of Directors.

                                 Absence of Treasurer

      (10) In case of the absence or disability of the Treasurer or the Treasurer's refusal or neglect to act, the Assistant Treasurer or the Secretary acting as Assistant Treasurer may perform all of the functions of the Treasurer, In the absence or inability to act, or refusal or neglect to act, of the Treasurer, the Assistant Treasurer, and the Secretary, any person thereunto authorized by the President or Vice President or by the Board of Directors may perform the functions of the Treasurer.

                                  Assistant Treasurer

4.12. The Assistant Treasurer, if required to do so by the Board of Directors, shall give bond for the faithful discharge of the duties of the Assistant Treasurer, in such sum, and with such sureties as the Board of Directors shall require, St the request of the Treasurer, or in the Treasurer's absence or disability, the Assistant Treasurer designated as set forth in preceding Subparagraph 4.11 (10 of these bylaws shall perform all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the Treasurer. The Assistant Treasurer shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors or the Treasurer.


                                        Salaries

4.13.The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that the officer is also a Director of the corporation.

                       ARTICLE FIVE EXECUTION OF INSTRUMENTS
                               AND DEPOSIT OF FUNDS

                        Authority for Execution of Instruments

5.01. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and that authority may be general or confined to specific instances, and unless authorized, no officer, agent, or employee shall have any contract or engagement or to pledge its credit or to tender it liable pecuniarily for any purpose or in any amount.

                                  Execution of Instruments

5.02. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, other 7orporate instruments or documents, and certificates of shares of stock owned by the corporation shall be executed, signed, or endorsed by the President or any Vice President and by the Secretary or theTreasurer, or any Assistant Secretary or Assistant Treasurer, and may have the corporate seal affixed thereto.

                                 Bank Accounts and Deposits

5.03. (1) All funds of the corporation shall be deposited from time to time to the credit of the corporation with such banks, trust companies, or other depositories as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the corporation to whom that power may be delegated from time to time by the Board of Directors.

                                Endorsement Without Countersignature

      (2) Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories may be made without countersignature by the President or any Vice President, or the Treasurer or any Assistant Treasurer, or by any other officer or agent of the corporation to whom the Board of Directors. by resolution, shall have delegated that power, or by hand stamped impression in the name of the corporation.

                                   Signing of Instruments

      (3) All checks, drafts or other order for payment if money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined form time to time by resolution of the Board of Director.

                         ARTICLE SIX ISSUANCE AND TRANSFER OF
                                     SHARES

                          Classes and Series Of Shares

6.01. The corporation may issue one or more classes or series of shares, or both, any of which classes or series may be with par value or without par value and with full, limited, or no voting rights, and with such other preferences, rights, privileges, and restrictions as are stated or authorized in the Articles of Incorporation. All shares of any one class shall have the same voting rights, conversion, redemption and other rights, preferences, privileges, and restrictions, unless the class is divided into series. If a class is divided into series, all the shares of any one series shall have the same voting rights, conversion, redemption, and other rights, preferences, privileges, and restrictions. There shall always be a class or series of shares outstanding that has complete voting rights except as limited or restricted by voting rights conferred on some other class or series of outstanding shares.


                        Certificates for Fully Paid Shares

6.02. Neither shares nor certificates representing shares may be issued by the corporation until the full amount of the consideration has been paid. When the consideration has been paid to the corporation, the shares shall be deemed to have been issued and the certificate representing the shares shall be issued to the shareholder.

                               Consideration for Shares

6.03. The consideration paid for the issuance of shares shall consist of money paid, labor done, or property actually received, and neither promissory notes nor the promise of future services shall constitute payment or part payment for shares of the corporation.


                         Compliance with Corporate Securities Law

6.04. The corporation shall not sell or offer to sell any security issued by it, whether or not through underwriters, until that offer or sale has been qualified by the Alabama Securities Commissioner as required by the Alabama Securities Act and the rules and regulations of the Commissioner, unless the security or transaction is exempted from qualification and the applicable statutes and rules and regulations have been complied with.

                              Contents of Share Certificates

6.05. (1) Certificates for shares shall be of such form and style, printed or otherwise, as the Board of directors may designate, and each certificate shall state all of the following facts:

            (a) That the corporation is organized under the laws of the State of Alabama;

            (b)  The name of the person to whom issued;

            (c) The number and class of shares and the designation of the series, if any, that the certificate represents; and

            (d) The par value of each share represented by the certificate, or a statement that the shares are without par value.

                           Shares in Classes or Series

       (2) If the corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued. If the corporation is authorized to issue any preferred or special class in series, the statement must set forth the variations among the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of any subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the corporation will furnish this information to any shareholder without charge upon written request to the corporation at its principal place of business or registered office and that copies of the information are on file in the of f ice of the Secretary of State.

                              Restriction on Transfer

       (3) Any restrictions imposed by the corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the corporation at its principal place of business.

                                  Preemptive Rights

      (4) Any preemptive rights of a shareholder to acquire unissued or treasury shares of the corporation that are limited or denied by the Articles of Incorporation must be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the corporation will furnish the information to any shareholder without charge upon written request to the corporation at its principal place of business and that a copy of the information is on file in the office of the Secretary of State.


                        Signing Certificates--Facsimile Signatures

6.06. All share certificates shall be signed by such officer or officers as the bylaws of the corporation prescribe. The signatures of such officer or officers may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar either of which is not the corporation itself or an employee of the corporation. If the officer who has signed or whose facsimile signature has been placed on the certificate has ceased to be such officer before the certificate is issued, the certificate may be issued by the corporation with the same effect as if he or she were such officer on the date of its issuance.

                           Fractional Shares or Scrip

                              Authority to Issue

6.07  (1)   The corporation may, if the Board so determines, issue fractions of shares.  Fractional shares may be issued originally or on transfer.

                                Failure to Issue

      (2) If the corporation does not issue fractions of shares, it must, in connection with any original issuance of shares:


           (a) Designate an agent to conduct a sale of fractional interests on behalf of the shareholders, and to distribute the proceeds prorata among those entitled thereto;

           (b) Pay in cash the fair value of fractional interests as of the time when the owners of those interests are determined (provided, however, that the corporation may not pay cash for fractional interests is that action would result in the cancellation of more than 10 percent of the outstanding shares of any class); or

           (c) Issue scrip, in registered or bearer form, that shall entitle the holder to receive a certificate for a full share or, if otherwise allowable, an uncertified full share, on the surrender of scrip aggregating a full share. Scrip shall not entitle the holder to exercise voting rights, to receive dividends thereon, or to participate in any of the assets of the corporation in the event of liquidation, unless otherwise stated on the scrip certificate. Any scrip issued shall become void if not exchanged for certificates representing full shares before the date specified on the scrip certificate.

                               Options--Authority to Adopt

6.08. (1) The corporation may, if so determined by the Board, and subject to any restrictions or limitations in the Articles of Incorporation, grant options to purchase shares of any class or series on such terms and conditions as the Board may deem expedient. options may be issued in connection with the issue, subscription, or sale of any of its shares, bonds, debentures, notes, or other securities, or independently thereof. Option rights may be transferable or nontransferable and separable or inseparable from other securities of the corporation, as determined by the Board.

                                Requirements of Options

       (2) The option must set forth the terms on which, the time or times within which, and the price or prices at which the option shares may be purchased from the corporation on exercise of the option.

                        Transfer of Lost or Destroyed Shares

6.09. (1) When a share certificate has been lost, apparently destroyed, or wrongfully taken and the owner fails to notify the corporation of that fact within a reasonable time after noticing it, and the corporation registers a transfer of the share represented by the certificate before receiving such a notification, the owner is precluded from asserting against the corporation any claim for registering the transfer or any claim to a new certificate.


                     Replacement of Lost or Destroyed Certificates

    (2) When the holder of a share certificate claims that the certificate has been lost, destroyed, or wrongfully taken, the corporation shall issue a new certificate in place of the original certificate if the owner (a) requests a new certificate before the corporation has notice that the share has been acquired by a bona fide purchaser, (b) files with the corporation a sufficient indemnity bond, and (c) satisfies any other reasonable requirements imposed by the Board of Directors.

                               Transfer After Replacement

    (3) If, after the issue of a new certificate as a replacement for a lost, destroyed, or wrongfully taken certificate, a bona fide purchaser of the original certificate presents it for registration of transfer, the corporation must register the transfer unless registration would result in overissue. If the registration of transfer would result in overissue, the corporation shall, on request of the bona fide purchaser, purchase and deliver an identical security to that purchaser against surrender of the certificate, if an identical security is reasonable available. If an identical security is not reasonably available, the corporation must, on request of the bona fide purchaser, pay to that purchaser the price paid for the security, with interest from the date of demand. In addition to any rights on the indemnity bond, the corporation may recover the new security from the person to whom it was issued or any person taken under him except a bona fide purchaser.

                            Transfer Agents and Registrars

6.10. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate. The registrar shall be an incorporated bank or trust company, either domestic or foreign.

                                Conditions of Transfer

6.11. A person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof as regards the corporation, provided that whenever any transfer of shares shall be made for collateral security, and not absolutely, and written notice thereof shall be given to the Secretary of the corporation or its transfer agent, if any, such fact shall be stated in the entry of the transfer.

                      Reasonable Doubts as to Right to Transfer

6.12. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, may require from the person seeking the transfer reasonable proof of that person's right to the transfer. If there remains a reasonable doubt of the right to the transfer, the corporation may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the corporation as to form, amount, and responsibility of sureties. The bond shall be conditioned to protect the corporation, its officers, transfer agents, and registrars, or any of them, against any loss, damage, expense, or other liability to the owner of the shares by reason of the recordation of the transfer or the issuance of a new certificate for shares.


                ARTICLE SEVEN CORPORATE RECORDS, REPORTS, AND SEAL

                          Minutes of Corporate Meetings

7.01. The corporation shall keep at the Principal office, or such other place as the Board of Directors may order, a book of minutes of all meetings of its Directors and of its shareholders or members, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Director's meetings, the number of shares or members present or represented at shareholders, or members, meetings, and the proceedings thereof.


                                Books of Account

7.02. The corporation shall keep and maintain adequate and correct accounts of its properties and business transactions, including accounts of its assets, liabilities, receipts, disbursement, gains, losses, capital, surplus, and shares. any surplus, including earned surplus, paid-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account.

                                  Share Register

7.03. The corporation for profit shall keep at the Principal office, or at the office of the transfer agent, a share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation. The above-specified information may be kept by the corporation on an information storage device such as electronic data processing equipment provided that the equipment is capable of reproducing the information in clearly legible form for the purposes of inspection as provided in Section
7.04 of these Bylaws.

                       Inspection of Records by Shareholders

7.04. (1) Any person who shall have been a shareholder of record for at least six months immediately preceding that person's demand to inspect the corporate records, or who is the holder of record of at least 5 percent of all of the outstanding shares of the corporation, on written demand stating the purpose thereof, has the right to examine, in person, or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, its books and records of account, minutes, and rectrd of shareholders, and is entitled to make extracts therefrom.

                      Inspection of Records by Directors

    (2) Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the corporation, and also of its subsidiary corporations, domestic or foreign. Such inspection by a Director may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts.

                           Annual Report to Shareholders

7.05. (1) The Board of Directors shall cause an annual report to be sent to the shareholders not later than One Thousand Two Hundred Thirty Four days after the close of the fiscal or calendar year.

                             Contents of Annual Reports

       (2) The annual report shall include the toiiowing financial statements:

            (a)    A balance sheet as of that closing date;
            (b) A statement of income or profit and loss for the year ended on that closing date; and
            (c)    other information as the Directors shall determine.


                        Preparation of Financial Statements

       (3) The financial statements shall be prepared from the books and shall be in accordance therewith and shall be certified by the President, Secretary, Treasurer, or a public accountant. They shall be prepared in a form sanctioned by sound accounting practice for the particular kind of business carried on by the corporation.

                                    Fiscal Year

7.06. The fiscal year of the corporation shall be as determined by the Board of Directors.

                                 Corporate Seal

7.07. The Board of Directors may adopt, use, and thereafter alter the corporate seal.

                        ARTICLE EIGHT AMENDMENT OF BYLAWS

                 Adoption, Amendment, Repeal of Bylaws by Directors

8.01. Bylaws may be amended or repealed, and new bylaws may be adopted, by the Directors, unless the power to do so is reserved exclusively to the shareholders by the articles of incorporation or by the Alabama Business Corporation Act, or unless the shareholders, in amending, repealing, or adopting a particular bylaw expressly provide that the Directors may not amend or repeal that bylaw. Unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the bylaws, the shareholders may amend, repeal, or adopt bylaws, even though the bylaws may also be amended, repealed, or adopted by the Directors.


Adopted by the Board of Directors on
January 5, 1998

_______________________________________
Monte Julius

_______________________________________
Terry Hopkins

_______________________________________
Oscar Hayes

_______________________________________
Myles Humphrey

_______________________________________
Demetrios Tsoutsas
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